UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2017

HEXION INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
Commission File Number	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

First-Priority Senior Secured Notes due 2022

On January 19, 2017, Hexion Inc. (the “Registrant”) issued a news release, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), announcing the intent of its wholly owned subsidiary, Hexion 2 U.S. Finance Corp. (the “Escrow Issuer”), to offer First-Priority Senior Secured Notes due 2022.

On January 25, 2017, the Registrant priced $485,000,000 aggregate principal amount of 10.375% First-Priority Senior Secured Notes due 2022 at an issue price of 100.000%, which includes an increase in total size of the offering of the notes of $25,000,000 from $460,000,000. The closing of the offering is expected to occur on February 8, 2017 and is subject to customary conditions. In addition, the release of the proceeds from the offering is subject to the satisfaction of certain conditions, which are expected to be satisfied on or prior to the closing date, upon which the Registrant will assume the Escrow Issuer’s obligations under the notes as previously described in the Registrant’s Current Report on Form 8-K filed on January 19, 2017.

Senior Secured Notes due 2022

On January 25, 2017, the Registrant issued a news release, pursuant to Rule 135c of the Securities Act, announcing its intention to offer new senior secured notes due 2022.

On January 25, 2017, the Registrant priced $225,000,000 aggregate principal amount of 13.75% Senior Secured Notes due 2022 at an issue price of 100.000%, which includes an increase in total size of the offering of the notes of $25,000,000 from $200,000,000. The closing of the offering of the notes is expected to occur on February 8, 2017 and is subject to customary conditions.

The Registrant is furnishing the foregoing information under this Item 7.01 in this Current Report on Form 8-K and the information attached to this Current Report on Form 8-K as Exhibit 99.1, which information is incorporated by reference herein, to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Disclosure in connection with the offering of $460,000,000 aggregate principal amount of first-priority senior secured notes due 2022 and $200,000,000 aggregate principal amount of senior secured notes due 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION INC.

Date: January 25, 2017	By:	/s/ George F. Knight
George F. Knight
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Disclosure in connection with the offering of $460,000,000 aggregate principal amount of first-priority senior secured notes due 2022 and $200,000,000 aggregate principal amount of senior secured notes due 2022